                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           MEDALLION FINANCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14-a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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      /1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:

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      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

                           MEDALLION FINANCIAL CORP.
                         437 Madison Avenue, 38th Floor
                           NEW YORK, NEW YORK  10022

                                                                  April 30, 1998

Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of Medallion Financial Corp. (the "Company") to be held on June 11, 1998, at 10:00 a.m., Eastern Standard Time, at the Helmsley Hotel, 212 East 42nd Street, New York, New York. This year we are asking you to elect three Directors of the Company to serve until the 2001 Annual Meeting of Stockholders, to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock therein from 15,000,000 to 50,000,000, to approve the renewal of the Company's Sub-Advisory Agreement with FMC Advisers, Inc., to approve certain amendments to the 1996 Stock Option Plan and to ratify the Board of Directors' selection of independent auditors for the year ending December 31, 1998. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE THREE NOMINEES AND THE PROPOSALS.

          At the Annual Meeting, the Board of Directors will also report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

          Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

          Thank you for your cooperation.

                              Sincerely,


                              ALVIN MURSTEIN
                              Chairman of the Board of Directors and
                              Chief Executive Officer

                           MEDALLION FINANCIAL CORP.
                         437 Madison Avenue, 38th Floor
                            NEW YORK, NEW YORK 10022
                                 (212) 328-2100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 11, 1998

        The Annual Meeting of Stockholders of Medallion Financial Corp. (the "Company") will be held at the Helmsley Hotel, 212 East 42nd Street, New York, New York on Thursday, June 11, 1998 at 10:00 a.m., Eastern Standard Time, to consider and act upon the following matters:

                1. To elect three directors to serve until the 2001 Annual Meeting of Stockholders.

                2. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock therein from 15,000,000 to 50,000,000.

                3. To approve certain amendments to the Company's 1996 Stock Option Plan, including increasing the number of shares reserved for issuance thereunder from 750,000 to 1,500,000.

                4. To approve the renewal of the Sub-Advisory Agreement between the Company and FMC Advisers, Inc., an investment advisory firm.

                5. To ratify and approve the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the Company for the current fiscal year ending December 31, 1998.

                6. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on April 16, 1998 will be entitled to vote at the meeting or any adjournment thereof.

                                    By Order of the Board of Directors,

                                    Marie Russo, Secretary

New York, New York
April 30, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTER INSTRUCTION CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE VOTER INSTRUCTION CARD IS MAILED IN THE UNITED STATES.

                           MEDALLION FINANCIAL CORP.
                         437 Madison Avenue, 38th Floor
                            New York, New York 10022

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 11, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medallion Financial Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 11, 1998 (the "Annual Meeting") and at any adjournment of the Annual Meeting. All shares of Common Stock will be voted in accordance with the stockholders' instructions. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS, IS BEING MAILED TO STOCKHOLDERS WITH THE MAILING OF THIS NOTICE AND PROXY STATEMENT ON OR ABOUT MAY 1, 1998.

VOTING SECURITIES AND VOTES REQUIRED

     On April 16, 1998, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 12,883,596 shares of Common Stock of the Company, $.01 par value per share (the "Common Stock"). Stockholders are entitled to one vote per share.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting shall be necessary to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" will be considered as present for quorum purposes but will not be counted as votes cast. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage or a plurality of the votes cast or shares voting on a matter.

     The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors and the appointment of auditors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of April 16, 1998, regarding the ownership of the Company's Common Stock by (i) the only persons known by the Company to own more than five percent of the outstanding shares, (ii) all directors and nominees of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table (the "Named Executive Officers") and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of April 16, 1998 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.


                                                                        SHARES OF COMMON       PERCENTAGE OF COMMON
                                                                       STOCK BENEFICIALLY       STOCK BENEFICIALLY
                       NAME AND ADDRESS                                       OWNED                   OWNED
                       ----------------                               ---------------------   ----------------------
 Alvin Murstein (1)............................................              1,340,000                10.4%
   Chairman, Chief Executive Officer and Director
   437 Madison Avenue, 38th Floor
   New York, NY  10022

Andrew Murstein Family Trust (2)...............................              1,250,000                 9.7
   437 Madison Avenue, 38th Floor
   New York, NY  10022

Daniel F. Baker (3)............................................                 32,726                  *
   Treasurer and Chief Financial Officer
   437 Madison Avenue, 38th Floor
   New York, NY  10022

Michael Fanger (4).............................................                 13,363                  *
   Executive Vice President
   437 Madison Avenue, 38th Floor
   New York, NY  10022

Michael J. Kowalsky (3)........................................                 22,728                  *
   Executive Vice President
   437 Madison Avenue, 38th Floor
   New York, NY  10022

Marie Russo (5)................................................                 11,200                  *
   Senior Vice President and Secretary
   437 Madison Avenue, 38th Floor
   New York, NY  10022

Frederick S. Hammer, Director (3)..............................                    868                  *
   Inter-Atlantic Securities Corp.
   712 Fifth Avenue
   New York, NY  10022

Mario M. Cuomo, Director (3)...................................                  4,848                  *
   Willkie Farr & Gallagher
   153 E. 53rd Street
   New York, NY  10022

Stanley Kreitman, Director (3).................................                  4,342                  *
   Manhattan Associates
   375 Park Avenue, Suite 1606
   New York, NY  10152

                                                                        SHARES OF COMMON       PERCENTAGE OF COMMON
                                                                       STOCK BENEFICIALLY       STOCK BENEFICIALLY
                       NAME AND ADDRESS                                       OWNED                   OWNED
                       ----------------                               ---------------------   ----------------------
David L. Rudnick, Director (5).................................                 10,424                  *
   Century Properties, Inc.
   365 West Passaic Street
   Rochelle Park, NJ  07662

Benjamin Ward, Director (3)....................................                  4,848                  *
   Brooklyn Law School
   250 Joralemon
   Brooklyn, NY  11201

All officers and directors as a group..........................              2,695,347                 20.9
   (11 persons) (6)

Janus Capital Corporation (7)..................................              1,036,275                  8.0
   100 Fillmore Street
   Denver, CO  80206

The Capital Group Companies, Inc. (8)..........................              1,460,000                 11.3
   333 South Hope Street
   Los Angeles, CA  90071

____________________
* Less than 1.0%.

(1) Includes 1,250,000 shares owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary.
(2) Andrew Murstein, President and Chief Operating Officer of the Company, is a trustee and beneficiary of the Andrew Murstein Family Trust.
(3) Consists of shares issuable upon the exercise of outstanding options exercisable on or before June 15, 1998.
(4) The shares reported herein reflect those shares beneficially owned by Michael Fanger as of his resignation on June 30, 1997.
(5) Consists of shares owned by the reporting person and shares issuable upon the exercise of outstanding options exercisable on or before June 15, 1998.
(6)  Includes (i) 1,250,000 shares owned by the Andrew Murstein Family Trust
     (ii) 1,250,000 shares owned by the Alvin Murstein Family Trust and (iii) 90,000 shares owned by Alvin Murstein (the Alvin Murstein Family Trust and Andrew Murstein Family Trust hereinafter referred to collectively as the "Murstein Family Trusts").
(7) Janus Capital Corporation ("Janus Capital") beneficially owns shares held by several affiliated investment management companies that beneficially own 1,036,275 shares of Common Stock. One such affiliate, the Janus Venture Fund, beneficially owns 449,950 shares of Common Stock. Thomas H. Bailey is President, Chairman and a stockholder of Janus Capital and may also be deemed to beneficially own all 748,300 shares.
(8) The Capital Group Companies, Inc. beneficially owns shares held by several affiliated investment management companies that beneficially own 710,000 shares of Common Stock. One such affiliate, The Capital Guardian Trust Company, beneficially owns 910,000 shares of Common Stock.

                              PROPOSAL NUMBER ONE
                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides that the Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms of three years. The number of directors stands fixed at seven for the coming year. Class I Directors were elected at the Annual Meeting held on June 5, 1997 and stand for election in 2000. Class III Directors will stand for election in 1999.

     Elections for three Class II Directors will be held at the Annual Meeting. The Board of Directors has nominated Mario M. Cuomo, Frederick S. Hammer and Andrew M. Murstein for election as Class II Directors. Messrs. Cuomo, Hammer and Andrew Murstein each presently serves as a director and has consented to being named in this Proxy Statement and to serve if elected. THE PERSONS NAMED IN THE ENCLOSED PROXY CARD, ALVIN MURSTEIN AND ANDREW MURSTEIN, WILL VOTE TO ELECT MESSRS. CUOMO, HAMMER AND ANDREW MURSTEIN AS DIRECTORS OF THE COMPANY UNLESS AUTHORITY TO VOTE FOR THE ELECTION OF ANY OR ALL OF THE NOMINEES IS WITHHELD BY MARKING THE PROXY CARD TO THAT EFFECT. If for any reason any nominee should become unavailable for election prior to the Annual Meeting, the person acting under the proxy may vote the proxy for the election of a substitute designated by the Board of Directors. It is not presently expected that any or all of Messrs. Cuomo, Hammer and Andrew Murstein will be unavailable.

     Approval of the nominees requires the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

NOMINEES TO SERVE AS CLASS II DIRECTORS UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     Mario M. Cuomo is 65 years old and has served as a director of the Company since February 1996. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo has been a partner in the law firm of Willkie Farr & Gallagher since February 1995. Willkie Farr & Gallagher serves as counsel to the Company on various legal matters. Mr. Cuomo received a B.A., summa cum laude, from St. John's University and a J.D., magna cum laude, from St. John's University School of Law.

     Frederick S. Hammer is 61 years old and has served as a director of the Company since his appointment by the Board of Directors on October 10, 1997.
Mr. Hammer has served as Vice-Chairman and Director of Inter-Atlantic Securities Corp., a boutique investment bank, since 1995. From 1993 to 1994, Mr. Hammer was President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer is a graduate of Colgate University (A.B., Mathematics, magna cum laude) and received his M.S. and Ph. D. from Carnegie-Mellon University (Economics). Mr. Hammer is Chairman of the Board of National Media Corporation, and is a member of the Boards of Directors of IKON Office Solutions, Inc. and Provident American Corporation. Mr. Hammer also serves as Trustee of the Madison Square Boys and Girls Club.

     Andrew M. Murstein is 33 years old and has served as President of the Company since its inception in 1995, Chief Operating Officer of the Company from February 1996 until August 1997 and President of Media from its inception. Mr. Murstein has served two tenures as a Director of the Company, MFC, Edwards and TCC, from May 1996 until April 1997 and since October 10, 1997.

Mr. Murstein has served as a director of Media since its inception. Mr. Murstein served as Tri-Magna's Director of New Business Development from 1991 until the acquisition of Tri-Magna by the Company in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Mr. Murstein serves on the New York City Private Industry Council. Andrew Murstein is the son of Alvin Murstein and the son-in-law of Mr. Rudnick, and is the third generation of his family to be active in the taxicab industry.

CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE 1999 ANNUAL MEETING OF
STOCKHOLDERS

     Alvin Murstein is 62 years old and has been Chairman of the Board of Directors of the Company since its founding and Chief Executive Officer of the Company since February 1996. Mr. Murstein has also been Chairman of the Board of Directors and Chief Executive Officer of Medallion Funding Corp. ("MFC"), a wholly owned subsidiary of the Company, since its founding in 1979 and of Medallion Media, Inc. ("Media"), a wholly owned subsidiary of the Company, since its founding in 1994. Mr. Murstein has been Chairman of the Board of Directors and Chief Executive Officer of Edwards Capital Corp. ("Edwards") and Transportation Capital Corp. ("TCC"), also wholly owned subsidiaries of the Company, since June 1996. Mr. Murstein served as Chairman of the Board of Directors and Chief Executive Officer of Tri-Magna Corporation ("Tri-Magna") from its founding in 1989 until its acquisition by the Company in May 1996. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Alvin Murstein is the father of Andrew Murstein.

     Benjamin Ward is 71 years old and has served as a director of the Company since February 1996. Mr. Ward served as a Director of Tri-Magna from 1992 until May 1996. Mr. Ward served as Police Commissioner of New York City from 1984 until 1989. Mr. Ward received a B.A. in sociology, magna cum laude, from Brooklyn College and a J.D. from Brooklyn Law School.

CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     Stanley Kreitman is 66 years old and has served as a director of the Company since February 1996. Mr. Kreitman serves as Vice Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a Director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology and serves as a member of the Boards of Directors of Porta Systems, Inc. and CCA Industries. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

     David L. Rudnick is 57 years old and has served as a director of the Company since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc. and served as President of Century Properties, Inc., a national commercial real estate concern, from 1987 until 1997. Mr. Rudnick joined Century Properties, Inc. in 1966. Mr. Rudnick was a director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew Murstein's father-in-law.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. CUOMO, HAMMER AND ANDREW MURSTEIN.

                              PROPOSAL NUMBER TWO
                      AMENDMENT TO THE COMPANY'S RESTATED
                   CERTIFICATE OF INCORPORATION REGARDING AN
                 INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

     By resolution adopted on February 25, 1998, the Board of Directors of the Company proposed the adoption by the stockholders of an amendment to the Restated Certificate of Incorporation of the Company pursuant to which the number of authorized shares of Common Stock would be increased from 15,000,000 to 50,000,000, and the Board of Directors directed that the proposed amendment be submitted to a vote by the stockholders at the Meeting.

     If the stockholders approve the amendment, the Restated Certificate of Incorporation of the Company will be amended as proposed by the Board of Directors, and the number of authorized shares of Common Stock will be increased to 50,000,000.

     Of the 15,000,000 currently authorized Common Shares, as of April 16, 1998, 12,883,596 were outstanding. As of April 16, 1998, an aggregate of 296,082 Common Stock were reserved for issuance under the Company's 1996 Stock Option Plan.

     While the Board of Directors does not have a present plan to issue any of the additional shares of Common Stock available pursuant to the adoption of this proposal, it believes that it is desirable that the Company have the flexibility to issue such shares without further stockholder action. The availability of additional shares of Common Stock will enhance the Company's flexibility in connection with such matters as stock dividends, stock splits, public and private financings, corporate mergers, or for other corporate purposes. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

     The availability for issuance of additional shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company, however, the Company is not aware of any pending or threatened efforts to obtain such control.

     If the proposed amendment is approved, all or any of the authorized shares of Common Stock may be issued without further action by the stockholders, subject to any restrictions imposed by the NASDAQ National Market, and without first offering such shares to the stockholders for subscription. Any issuance of shares of Common Stock, other than on an pro-rata basis to all current stockholders, would reduce the current stockholders' proportionate interest. In any such event, however, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote is required for approval of the proposed amendment. An abstention from voting will be tabulated as a vote withheld, and will be included in computing the number of shares present for purposed of determining the presence of a quorum. If the proposed amendment is adopted by the stockholders, it will become effective upon filing and recording of a Certificate of Amendment to the Company's Restated Certificate of Incorporation as required by the Delaware General Corporation Law.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION REGARDING AN INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

                             PROPOSAL NUMBER THREE
                    AMENDMENTS TO THE 1996 STOCK OPTION PLAN

     On February 25, 1998, the Board of Directors amended and restated the Medallion Financial Corp. 1996 Stock Option Plan (the "Plan") (as amended and restated, the "Amended Plan") subject to stockholder approval, in order to (i) increase the number of shares of Common Stock that may be issued pursuant to the exercise of options to purchase Common Stock ("Options"), (ii) provide a limit to the maximum number of shares of Common Stock that may be issued with respect to Options granted to any single individual in any calendar year, (iii) change the composition of the administrative committee, (iv) modify the provision regarding termination or amendment of the Plan and (v) provide for adjustment upon the occurrence of certain transactions.

     The Company is seeking stockholder approval of the Amended Plan in order to comply with the requirements of Sections 422 and 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the requirements of Section 61 of the Investment Company Act of 1940, as amended. The following is a summary of the Amended Plan, and is qualified in its entirety by express reference to the text of the Amended Plan as filed with the Commission. Under the Amended Plan, Options may be granted which are qualified as "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and Options which are not so qualified ("NQSOs").

PURPOSE AND ELIGIBILITY

     The primary purpose of the Amended Plan is to encourage ownership of the Company's Common Stock by officers and employees of the Company and its affiliates so as to provide additional incentives to promote the success of the Company and its affiliates. All officers and employees of the Company and its affiliates (including subsidiaries) are eligible to be granted Options under and participate in the Amended Plan. The approximate number of officers and employees eligible to participate in the Amended Plan is 86.

ADMINISTRATION

     The Amended Plan is administered by the Board of Directors of the Company (the "Board") or a committee of the Board (the entity administering the Plan hereafter referred to as "Committee"). Within the limits of the Plan, the Committee determines the individuals to whom, and the times at which, Options will be granted, the type of Option to be granted, the duration of each Option, the price and method of payment for each Option, and the time or times within which (during its term) all or portions of each Option may be exercised. The Committee may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options granted under it as may be necessary or desirable and include such further provisions or conditions in Options granted under the Plan as it deems advisable. To the extent permitted by law, the Committee may delegate its authority under the Plan to other individuals provided; however, that Options granted to any person subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") will be granted by the Board or a committee of at least two members thereof, each of whom will be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act. In addition, to the degree that Options granted to any person are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, such Options will be granted by at least two members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code.

SHARES SUBJECT TO THE AMENDED PLAN

     The Amended Plan proposes to increase the total number of shares of Common Stock which may be issued thereunder by 750,000. As a result, the total number of shares of Common Stock which can be granted under the Amended Plan is 1,500,000 in the aggregate, subject to equitable adjustment in the event of certain corporate transactions, as set forth below.

TERMS AND CONDITIONS OF OPTIONS

     The terms and conditions of Options granted under the Amended Plan will be evidenced by a writing delivered to the optionee, which will contain such provisions as the Committee from time to time deems appropriate. The terms of each Option granted under the Amended Plan will be determined by the Committee and be consistent with the terms of the Amended Plan. In the absence of such determination, the Option will be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an ISO, the maximum term of such Option. The exercise price for any Option will be determined by the Committee, but will not be less than the fair market value of the Common Stock on the date of grant, and no Option will be exercisable after the expiration of ten years from the date of its grant. No ISO will be granted to any individual who is ineligible to be granted an ISO because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Common Stock on the date of grant. The Amended Plan proposed to limit the number of shares of Common Stock that may be granted to any individual such that no optionee may be granted Options to purchase more than 500,000 shares of Common Stock in any single calendar year.

SPECIAL CONDITIONS APPLICABLE TO ISOS

     No ISO can be granted under the Amended Plan after ten years from the date on which the Plan was approved by the Board. No ISO will be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his ISO does not exceed a period of five years from the date of its grant.

PAYMENT UPON EXERCISE

     To the extent permitted by law, the Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Stock of the Company or such other lawful consideration as the Committee may determine; provided, however, that to the degree the option price is paid through the delivery of Stock such Stock must be "mature" for purposes of generally accepted accounting principles, i.e., (i) held by the optionee free and clear for at least six months prior to the use thereof to pay part of an option price, (ii) purchased by the optionee on the open market, or (iii) meeting any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an option price. The Company and any parent or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) will have the right, to the extent permitted by law, to deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.

     In the event that the Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options then outstanding will be exercisable, and the option price of such Options, will be appropriately adjusted by the Committee so that the proportionate number of shares or other securities as to which Options may be granted and the proportionate interest of holders of outstanding Options will be maintained as before the occurrence of such event. In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding Option will be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Stock purchasable under his Option; provided, however, that in lieu of the foregoing the Board may upon written notice to each holder of an outstanding Option provide that such Option will terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board may in its discretion accelerate or waive any deferred exercise period. Options granted under the Plan may contain such provisions as the Committee shall approve permitting part or all of such options to become exercisable without regard to any deferred exercise period in the event of a change of control of the Company, as defined by the Committee.

MARKET VALUE

     On April 16, 1998, the closing price for the Common Stock on the NASDAQ National Market was $29.125.

TRANSFERABILITY OF OPTIONS

     Under the Plan no grant of Options is transferable except by will or by the laws of descent and distribution or, in the case of NQSOs, to the extent consistent with qualifying for the exemption provided by Rule 16b-3 under the Exhange Act, pursuant to a qualified domestic relations order, and the Options shall be exercisable, during the holder's lifetime, only by him or her or such permitted transferee.

TERMINATION OR AMENDMENT

     The Committee may amend or terminate the Plan at any time, provided that no amendment will be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Exchange Act or
Section 162(m) of the Code, if compliance is so intended by the Committee.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief discussion of the Federal income tax consequences of transactions under the Amended Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences.

     ISOs. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for federal income tax purposes.

     If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares, and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a NQSO.

     For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised an NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     NQSOs. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares on such date over the exercise price, and the optionee's employer is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS. As a result of the rules under Section 16(b) of the Exchange Act ("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers of the Company and persons owning more than 10% of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally,

Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with the General Counsel of the Company or their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

NEW PLAN BENEFITS

     The grant of Options under the Amended Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Option grants that will be made in the future. Therefore, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended Plan. Information with respect to compensation paid and other benefits, including Options, granted in respect of the 1997 fiscal year to the named executive officers is set forth in the Summary Compensation Table.

APPROVAL BY STOCKHOLDERS

     The effectiveness of the Amended Plan and any Option granted thereunder is subject to approval by an affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. In the event such approval is not obtained, the Plan shall continue in operation as it existed prior to the amendment and restatement.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO
                           THE 1996 STOCK OPTION PLAN


                              PROPOSAL NUMBER FOUR
                RENEWAL OF THE COMPANY'S SUB-ADVISORY AGREEMENT

     In May 1996, the Company entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with FMC Advisers, Inc. ("FMC") in which FMC provides advisory services to the Company. Upon the request of the officers of the Company, FMC consults with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing.

TERM

     Unless terminated earlier as described below, the Sub-Advisory Agreement will remain in effect for a period of two years until May 1998. The term will continue from year to year thereafter, if approved annually by (i) a majority of the Company's noninterested directors and (ii) the Board of Directors, or by a majority of the Company's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended. On February 25, 1998, after considering various matters, the Board of Directors voted to extend the Sub-Advisory Agreement with FMC until May 1999 under provisions of the renewal in the agreement.

     The Sub-Advisory Agreement will be terminable without penalty to the Company on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of the Company, and will terminate if assigned by FMC.

FEES AND OTHER ARRANGEMENTS

     Under the Sub-Advisory Agreement, the Company pays FMC a monthly fee for services rendered of $18,750. Two trusts affiliated with two officers, directors and shareholders of the Company (the "Murstein Trusts") have agreed to personally assure FMC of payment for the first 48 months of service under the Sub-Advisory Agreement pursuant to an escrow arrangement under which they have maintained in escrow common stock of the Company worth 200% of the advisory fees remaining to be paid by the Company to FMC during the first 48 months of service under the Sub-Advisory Agreement, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that the Company or its stockholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC Common Stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the Common Stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts. Under the Sub-Advisory Agreement, FMC will not be liable for any loss suffered by the Company, except a loss resulting from FMC's willful malfeasance, bad faith or gross negligence.

INFORMATION ABOUT FMC

     FMC's principal office is located at 190 Dudley Street, Brookline, Massachusetts 02146.

     Myron Cohen, Robert Fanger and Michael Miller control FMC, in their capacities as officers, directors and stockholders of FMC, and will provide the advisory services to the Company on behalf of FMC. They had served as directors and executive officers of Tri-Magna and MFC since inception and, along with Alvin Murstein, comprised Tri-Magna's Executive Committee. Messrs. Cohen, Fanger and Miller ceased to hold their offices with Tri-Magna and MFC in May 1996.

     Advisory fees incurred during the year ended December 31, 1997 and the period ended December 31, 1996 were $ 225,000 and $131,250, respectively. The renewal of the Sub-Advisory Agreement, if approved by the stockholders of the Company, would not increase the fees received by FMC thereunder.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RENEWAL OF THE SUB-ADVISORY AGREEMENT.


                              PROPOSAL NUMBER FIVE
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Arthur Andersen LLP, independent accountants for the Company. Arthur Andersen LLP will audit the Company's consolidated financial statements for the fiscal year ending December 31, 1998; perform audit-related services; and act as consultants in connection with various accounting and financial reporting matters. Arthur Andersen LLP provided those services to the Company for the fiscal year ended December 31, 1997, and the Board of Directors recommends that stockholders vote for ratification of such appointment.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.



                           OTHER MATTERS OF BUSINESS

     The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is set forth in this Proxy Statement. In the event that any other business requiring the vote of stockholders is properly presented at the Annual Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.


BOARD AND COMMITTEE MEETINGS

     The Company has a standing Audit Committee of the Board of Directors, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee met two times during fiscal 1997 to review (i) the effectiveness of the public accountants during the fiscal 1997 audit, (ii) the adequacy of the fiscal 1997 financial statement disclosures, (iii) the Company's internal control policies and procedures, and (iv) the selection of the Company's independent public accountants. The members of the Audit Committee are Messrs. Kreitman, Rudnick and Ward.

     The Company also has a standing Compensation Committee of the Board of Directors, whose members made recommendations concerning compensation of the directors and executive officers of the Company including (i) all incentive or stock option plans or arrangements established by the Company for officers and employees, including the grant of stock options to employees, (ii) adoption and amendment of all employee stock option and other employee benefit plans and
(iii) arrangements and the engagement of, terms of any employment agreements and arrangements with, and termination of, all officers of the Company. The members of the Compensation Committee are Messrs. Kreitman, Alvin Murstein* and Ward. See "Report of the Board of Directors as to Compensation Matters."

     The Board of Directors does not have a standing nominating committee. The Board of Directors held five formal and four telephonic meetings during fiscal 1997. Each director attended at least 75% of the meetings of the Board of Directors and all committees of the Board on which he served.

DIRECTORS' COMPENSATION

     The non-employee directors of the Company are each paid $10,000 per year for each year they serve and each receive $2,000 for each meeting of the Board of Directors and $250 for each telephonic meeting that they attend and $1,000 for every meeting of a committee of the Board of Directors that

-------------------------

* Mr. Murstein is an "interested person" as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

they attend. Directors who are not employees, officers or interested persons of the Company ("Non-interested Directors") are entitled to participate in the Company's 1996 Non-interested Directors' Stock Option Plan (the "Directors Plan") which is administered by the directors who are not eligible to participate in such Plan. The Director Plan, which provides for the automatic grant of options to directors of the Company who are not employees, officers or interested persons of the Company. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan did not occur until after the date of the approval of such Plan by the Commission. The Commission approved the Director Plan on December 23, 1996 (the "Approval Date").

     Employee directors of the Company are eligible to participate in the Company's 401(k) Investment Plan. More information concerning the Company's 401(k) Investment Plan can be found under "Report of the Board of Directors as to Compensation Matters." The Company does not provide any other pension or retirement plan with respect to its directors or employees.

     Information with respect to the aggregate compensation paid to directors of the Company, including options to purchase shares of the Company's Common Stock under the Director Plan, appears under "Compensation of Directors and Executive Officers."

CERTAIN RELATIONSHIPS

     As previously discussed under "Proposal Number Four -- Renewal of the Company's Sub-Advisory Agreement," Robert Fanger shares control of FMC and, as such, may, directly or indirectly, be entitled to a portion of the advisory fees collected in fiscal 1997 under the Sub-Advisory Agreement. Robert Fanger is the father of Michael Fanger, a named executive officer who resigned from the Company effective June 30, 1997.

     Mario M. Cuomo is a director of the Company and a partner in the law firm of Willkie Farr & Gallagher which served as counsel to the underwriters in connection with the Company's follow-on public offering and presently serves as counsel to the Company in connection with various legal matters.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Summary Compensation Table. The table below sets forth certain compensation information for the Company's (i) Chief Executive Officer, (ii) directors and (iii) each of the Company's four most highly compensated executive officers other than the Company's Chief Executive Officer, for the fiscal year ended December 31, 1997 (the "Period") (collectively, the "Compensated Persons").


                                               SUMMARY COMPENSATION TABLE
                                                                                                       Long-Term
                                                                                                     Compensation
                                                         Compensation for the Period                    Awards
                                              ---------------------------------------------   -------------------------

                                                                           Other Period          Securities Underlying
          Name and Principal Position            Salary($)  Bonus($)      Compensation($)             Options(#)
-------------------------------------------   ------------ ----------    ------------------   -------------------------
Alvin Murstein.................................   260,000     ---               ---                        ---
  Chairman and Chief Executive Officer

Andrew Murstein................................   155,000     ---               ---                        ---
  President


Daniel F. Baker................................   140,000    35,000             ---                        ---
  Treasurer and Chief Financial Officer

Michael Fanger (1).............................    75,288   145,000             ---                        ---
  Executive Vice President

Michael J. Kowalsky............................   155,000    34,235             ---                        ---
  Executive Vice President

Marie Russo....................................   115,720    10,000             ---                      9,720
       Senior Vice President and Secretary

___________
(1)  Michael Fanger resigned from the Company effective June 30, 1997.

                                                                                                                   Long-Term
                                                                                                                Compensation (1)
                                                                                                          -------------------------

                                                                                                             Securities Underlying
                                                                                   Director Fees($)                Options(#)
                                                                                ----------------------    --------------------------
Mario M. Cuomo, Director.......................................................         $18,500                           0
Stanley Kreitman, Director.....................................................          19,750                    5,754(2)
David L. Rudnick, Director.....................................................          19,750                    5,754(2)
Benjamin Ward, Director........................................................          19,750                    2,424(3)
Frederick S. Hammer, Director..................................................           2,000                      868(4)

___________
(1)  Options granted under the Director Plan.
(2) These shares vest in three equal installments of 1,918 shares on the date of the Annual Meeting, the 1999 annual meeting and the 2000 annual meeting of the Company's stockholders, respectively.
(3)  These shares vest on the date of the 1999 Annual Meeting.
(4)  These shares vest on the date of the Annual Meeting.

     The following table sets forth certain information regarding options granted during the Period by the Company to the following Named Executive
Officers:



                                                      OPTION GRANTS

                                                    Individual Grants
                                   --------------------------------------------------------    Potential Realizable Value
                                     Number of                                                   at Assumed Annual Rates
                                    Securities     Percent of                                        of Stock Price
                                    Underlying   Total Options  Exercise or                      Appreciation for Option
                                      Options     Granted to     Base Price     Expiration               Term(2)
                                                                                                -------------------------
            Name                    Granted(#)     Employees    ($/share)(1)      Date             5%($)        10%($)
--------------------------------   ------------   -----------  --------------  ------------     -----------  ------------
Alvin Murstein..................        ---           ---            ---           ---              ---           ---
Andrew Murstein.................        ---           ---            ---           ---              ---           ---
Daniel F. Baker.................        ---           ---            ---           ---              ---           ---
Michael Fanger..................        ---           ---            ---           ---              ---           ---
Michael J. Kowalsky.............        ---           ---            ---           ---              ---           ---
Marie Russo.....................      9,200(3)       6.07%         $20.25        12/19/07         $117,163      $296,914

___________
(1) The exercise price of these options is equal to the fair market value of the Company's Common Stock on the date of grant, as determined by the Company's Board of Directors.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the underlying Common Stock, which will benefit all stockholders proportionately.
(3) Options granted under the Company's 1996 Stock Option Plan (the "1996 Plan"). These shares vest on December 19, 2000.

     The following table sets forth certain information concerning exercisable and unexercisable stock options held by the following Named Executive Officers in the Period:

                 AGGREGATED OPTION EXERCISES IN THE PERIOD AND
                           YEAR-END OPTION VALUES(1)

                                                         Number of Securities Underlying           Value of Unexercised
                                                              Unexercised Options at              In-The-Money Options at
                                                                     Year-End                            Year-End
                                                        ----------------------------------    -----------------------------
                                                          Exercisable       Unexercisable      Exercisable    Unexercisable
                                                        ---------------   ----------------    -------------  --------------
Alvin Murstein.....................................          ---                  ---               ---            ---
Andrew Murstein....................................          ---                  ---               ---            ---
Daniel F. Baker....................................          ---                54,546              ---        $600,006(2)
Michael Fanger.....................................          ---                  ---               ---            ---
Michael J. Kowalsky................................        22,728               22,728           $250,008       250,008(2)
Marie Russo........................................         9,200                9,200             70,150        16,100(3)

___________
(1)  No options were exercised during the Period by the Named Executive
     Officers.
(2) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1997 as reported by the NASDAQ National Market ($22.00) and the option exercise price ($11.00).
(3) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1997 as reported by the NASDAQ National Market ($22.00) and the option exercise price ($20.50).


EMPLOYMENT AGREEMENTS

     In May 1996, Alvin Murstein and Andrew Murstein entered into employment agreements with the Company. The agreements automatically renew annually for a five-year term unless either party terminates the agreement. The agreements contain non-competition covenants in favor of the Company. Michael J. Kowalsky has entered into a three year employment agreement with the Company which became effective in May 1996.

REPORT OF THE BOARD OF DIRECTORS AS TO COMPENSATION MATTERS

     The Board of Directors of the Company has delegated the authority to establish compensation policies with respect to the Company's executive officers to the Compensation Committee of the

Company's Board of Directors and the Company anticipates that this program will be administered by the Compensation Committee in the near future.

     The objectives of the Company's executive compensation program are to establish compensation levels designed to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company so as to enhance stockholder value. The Board of Directors or the Compensation Committee, as appropriate, will make decisions each year regarding executive compensation, including annual base salaries, bonus awards and stock option grants. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in the Company so as to link a meaningful portion of the compensation of the Company's executives with the performance of the Company's Common Stock. This report is submitted by the full Board of Directors and addresses the compensation policies for fiscal 1997 as they affected Alvin Murstein, in his capacity as the Chief Executive Officer of the Company, as well as each of the Company's other officers.

Compensation Philosophy

     The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

     In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long-term performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Board of Directors applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

Executive Compensation Program

     Annual compensation for the Company's executives consists of three principal elements: base salary, cash bonus and stock options.

Base Salary and Cash Bonus

     In setting the annual base salaries for the Company's executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of the Company, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. The Company also regularly compares the salary levels of its executive officers with other leading companies.

     Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside the Company.

     Cash bonuses are tied directly to the Company's financial performance and the contribution of the executive to such performance.

Equity Ownership

     Executive officer compensation also includes long-term incentives afforded by options to purchase shares of Common Stock. The purposes of the Company's stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to the Company's growth and development.

     The Company's stock programs include long vesting periods to optimize the retention value of these options and to orient the Company's executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave the Company before these vesting periods, they forfeit the unvested portions of these awards. The Company also makes annual grants of options which vest in one year.

     Except for executives with substantial holdings of the Company's stock, the number of shares of Common Stock subject to option grants is generally intended to reflect the significance of the executive's current and anticipated contributions to the Company. The exercise price of options granted by the Company is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the 1997 option grants to the Company's executives, the Board of Directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the price of the Company's Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the Board of Directors.

401(k) Plan

     Since 1996, the Company has been a participating employer in the Medallion Funding Corp. 401(k) Investment Plan (the "401(k) Plan") which covers all full and part-time employees of the Company who have attained the age of 21 and have a minimum of one-half year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1.0% and no more than 15.0% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee contributions are invested in various mutual funds, according to the direction of the employee. At this time, employee contributions are not matched by the Company, but they may be in the future.

ALVIN MURSTEIN'S 1997 COMPENSATION

     The Board of Directors has set Alvin Murstein's total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Alvin Murstein, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to the Company's other senior executives.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     Section 162(m) of the Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure its stock options grants to executive officers in a manner that complies with these performance-based requirements.

                               BOARD OF DIRECTORS

                                 Mario M. Cuomo
                              Frederick S. Hammer
                                Stanley Kreitman
                                 Alvin Murstein
                               Andrew M. Murstein
                                David L. Rudnick
                                 Benjamin Ward

COMPENSATION COMMITTEE AND INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Messrs. Murstein, Kreitman and Ward. Mr. Murstein, Chairman and Chief Executive Officer of the Company, is a member of the Compensation Committee and is an "interested person" as such term is defined in Section 2(a)(19) of the 1940 Act.

STOCK PERFORMANCE GRAPH

     The Commission requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index on peer group. The following graph commences as of May 23, 1996, the date of the Company's initial public offering, and compares the Company's Common Stock with the cumulative total return for the Nasdaq (U.S.) Index and the Nasdaq Financial Index. Furthermore, the following graph assumes the investment of $100 on May 23, 1996 in each of the Company's Common Stock, the stocks comprising the Nasdaq (U.S.) Index and the Nasdaq Financial Index and assumes dividends are reinvested.


------------------------------------------------------------------------------------------------
                                MAY-96  JUN-96  SEP-96  DEC-96  MAR-97  JUN-97  SEP-97  DEC-97
------------------------------------------------------------------------------------------------
Medallion Financial Corp /1/    $100    $114    $132    $143    $170    $181    $209    $216
------------------------------------------------------------------------------------------------
Nasdaq (US) Index /2/           $100     $95     $99    $104     $98    $116    $136    $127
------------------------------------------------------------------------------------------------
Nasdaq Financial Index /2/      $100    $100    $109    $121    $126    $147    $171    $185
------------------------------------------------------------------------------------------------

/1/ The cumulative total return for Medallion Financial Corp. is based upon the company's initial public offering price of $11.00 on May 23, 1996.
/2/ The cumulative total returns for the Nasdaq (U.S.) Index and the Nasdaq
    Financial Index commence May 31, 1996.

                               OTHER INFORMATION

     All costs of solicitations of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this connection.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of Regulation S-K require the directors and executive officers of the Company, and any persons holding more than 10% of any class of equity securities of the Company, to report their ownership of such equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission, the NASDAQ National Market and the Company. Based solely on a review of the written statements and copies of such reports furnished to the Company, the Company believes that during the fiscal year ended December 31, 1997 all Section 16(a) filing requirements applicable to such persons were timely satisfied.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York not later than December 27, 1998 for inclusion in the proxy statement for that meeting.

                              By Order of the Board of Directors,

                              SECRETARY  (MARIE RUSSO)

April 30, 1997

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      APPENDIX A
                                                             (EDGAR FILING ONLY)


                           MEDALLION FINANCIAL CORP.
                  AMENDED AND RESTATED 1996 STOCK OPTION PLAN

     The 1996 Stock Option Plan, amended and restated as of February 25, 1998 (the "Plan"), is intended to encourage ownership of Common Stock, $0.01 par value (the "Stock") of Medallion Financial Corp. (the "Company") by officers and employees of the Company and its affiliates so as to provide additional incentives to promote the success of the Company and its affiliates through the grant of Incentive Stock Options and Nonstatutory Stock Options (collectively, as defined below, "Options").

     1.  Administration of the Plan.
         --------------------------

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of the Board (the entity administering the Plan hereafter referred to as "Committee"). Within the limits of the Plan, the Committee shall determine the individuals to whom, and the times at which, Options shall be granted, the type of Option to be granted, the duration of each Option, the price and method of payment for each Option, and the time or times within which (during its term) all or portions of each Option may be exercised. The Committee may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Options granted under it as may be necessary or desirable and include such further provisions or conditions in Options granted under the Plan as it deems advisable. To the extent permitted by law, the Committee may delegate its authority under the Plan to other individuals; provided, however, that Options granted to any person subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") shall be granted by the Board or a committee of at least two members thereof, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act.
In addition, to the degree that Options granted to any person are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such Options shall be granted by at least two members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code.

     2.  Shares Subject to the Plan.
         --------------------------

          (a)  Number and Type of Shares.  The aggregate number of shares of
               -------------------------
Stock of the Company which may be optioned under the Plan is 1,500,000 shares. In the event that the Committee in its discretion determines that any stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change affects the

Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Option granted under the Plan, the maximum aggregate number and kind of shares or securities of the Company as to which Options may be granted under the Plan and as to which Options then outstanding shall be exercisable, and the option price of such Options, shall be appropriately adjusted by the Committee (whose determination shall be conclusive) so that the proportionate number of shares or other securities as to which Options may be granted and the proportionate interest of holders of outstanding Options shall be maintained as before the occurrence of such event.

          (b)  Effect of Certain Transactions.  In the event of a consolidation
               ------------------------------
or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, each holder of an outstanding Option shall be entitled to receive upon exercise and payment in accordance with the terms of the Option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Stock purchasable under his Option; provided, however, that in lieu of the foregoing the Board of Directors of the Company (the "Board") may upon written notice to each holder of an outstanding Option provide that such Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board may in its discretion accelerate or waive any deferred exercise period. Options granted under this Plan may contain such provisions as the Committee shall approve permitting part or all of such options to become exercisable without regard to any deferred exercise period in the event of a change of control of the Company, as defined by the Committee.

          (c)  Restoration of Shares.  If any Option expires or is terminated
               ---------------------
unexercised or is forfeited for any reason, the shares subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for granting Options under the Plan, subject, however, in the case of Incentive Stock Options, to any requirements under the Code.

          (d)  Reservation of Shares.  The Company shall at all times while the
               ---------------------
Plan is in force reserve such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     3.  Grant of Options; Eligible Persons.
         ----------------------------------

          (a)  Types of Options.  Options may be granted under the Plan either
               ----------------
as incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Code or as Options which do not meet the requirements of Section 422 ("Nonstatutory

Stock Options"). Options may be granted from time to time by the Committee, within the limits set forth in Sections 1 and 2 of the Plan, to all employees of the Company or of any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code); provided, however, that Options with respect to no more than 500,000 shares of Stock may be granted to any individual in any single calendar year.

          (b)  Date of Grant.  The date of grant for each Option shall be the
               -------------
date on which it is approved by the Committee, or such later date as the Committee may specify. No Incentive Stock Options shall be granted hereunder after ten years from the date on which the Plan was approved by the Board.

          (c)  Automatic Awards.  The Committee may provide for the automatic
               ----------------
award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

     4.  Form of Options.
         ---------------

     Options granted hereunder shall be evidenced by a writing delivered to the optionee specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Options may vary among optionees.

     5.  Option Price.
         ------------

     The price at which shares may from time to time be optioned shall be determined by the Committee, provided that such price shall not be less than the fair market value of the Stock on the date of granting as determined in good faith by the Committee; and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted an Incentive Stock Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless such option price is at least 110% of the fair market value of the Stock on the date of grant.

     To the extent permitted by law, the Committee may in its discretion permit the option price to be paid in whole or in part by a note or in installments or with shares of Stock of the Company or such other lawful consideration as the Committee may determine; provided, however, that to the degree the option price is paid through the delivery of Stock such Stock must be "mature" for purposes of generally accepted accounting principles, i.e., (i) held by the optionee free
                                             ----
and clear for at least six months prior to the use thereof to pay part of an option price, (ii) purchased by the optionee on the open market, or (iii) meeting any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an option price.

     6.  Term of Option and Dates of Exercise.
         ------------------------------------

          (a)  Exercisability.  The Committee shall determine the term of all
               --------------
Options, the time or times that Options are exercisable and whether they are exercisable in installments, provided that the term of each Incentive Stock Option granted under the Plan shall not exceed a period of ten years from the date of its grant, and provided further that no Incentive Stock Option shall be granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary corporations exceeds the limitations set forth in Section 422(b)(6) of the Code unless the term of his Incentive Stock Option does not exceed a period of five years from the date of its grant. In the absence of such determination, the Option shall be exercisable at any time or from time to time, in whole or in part, during a period of ten years from the date of its grant or, in the case of an Incentive Stock Option, the maximum term of such Option.

          (b)  Effect of Disability, Death or Termination of Employment.  The
               --------------------------------------------------------
Committee shall determine the effect on an Option of the disability, death, retirement or other termination of employment of an optionee and the extent to which, and the period during which, the optionee, the optionee's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the optionee, in the manner determined by the Committee, to exercise rights of the optionee in the case of the optionee's death. In the event no beneficiary is designated or survives the optionee, the optionee's rights shall pass to the optionee's estate, to the degree so allowed by the Committee.

          (c)  Other Conditions.  The Committee may impose such conditions with
               ----------------
respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (d)  Withholding.  The optionee shall pay to the Company, or make
               -----------
provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of any Options under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option creating the tax obligation, valued at the fair market value of the Stock on the date of delivery to the Company as determined in good faith by the Committee. The Company and any parent corporation or subsidiary corporation of the Company (as defined in Sections 424(e) and (f), respectively, of the Code) may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the optionee.

          (e)  Amendment of Options.  The Committee may amend, modify or
               --------------------
terminate any outstanding Option, including substituting therefor another Option of the same or different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the optionee's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the optionee.

     7.  Non-transferability.
         -------------------

     Generally, an Option shall not be transferable, except by will or by the laws of descent and distribution, or, in the case of Nonstatutory Stock Options, to the extent consistent with qualifying for the exemption provided by Rule 16b-3 under the Exchange Act, pursuant to a qualified domestic relations order, and the Options shall be exercisable, during the holder's lifetime, only by him or her or such permitted transferee.

     8.  No Right to Employment.
         ----------------------

     No persons shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving an optionee the right to continued employment. The Company expressly reserves the right at any time to dismiss an optionee free from any liability or claim under the Plan, except as specifically provided in the applicable Option.

     9.  No Rights as a Shareholder.
         --------------------------

     Subject to the provisions of the applicable Option, no optionee or any person claiming through an optionee shall have any rights as a shareholder with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

     10.  Amendment or Termination.
          ------------------------

     The Board may amend or terminate the Plan at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Exchange Act or
Section 162(m) of the Code, if compliance is so intended by the Committee.

     11.  Stockholder Approval.
          --------------------

     The Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote thereon and present or represented at a meeting duly held in accordance with the laws of the State of Delaware, or by any other action that would be given the same effect under the laws of such jurisdiction, which action in either case shall be taken within twelve (12) months from the date the Plan was adopted by the Board. In the event such approval is not obtained, all Options granted under the Plan shall be void and without effect.

     12.  Governing Law.
          -------------

     The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware, without reference to the provisions of conflicts of law thereunder.

                                                                 APPENDIX B
                                                         (EDGAR FILING ONLY)

                                  [FORM OF PROXY]

                            MEDALLION FINANCIAL CORP.

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JUNE 11, 1998


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND SHOULD BE RETURNED AS SOON AS POSSIBLE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005

        The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Alvin Murstein and Andrew Murstein, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of MEDALLION FINANCIAL CORP. (the "Company") to be held at the Helmsley Hotel, 212 East 42nd Street, New York, New York on Thursday, June 11, 1998 at 10:00 a.m., Eastern Standard Time, and any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE undersigned stockholder. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
        YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS
        PROXY IN THE ACCOMPANYING ENVELOPE.

1.      To elect the following Directors (except as marked below):

                        Mario M. Cuomo
                        Frederick S. Hammer
                        Andrew M. Murstein

        [ ]  For all nominees                   [ ] AGAINST
             (except as marked below)               all nominees

        (Instruction: To vote against an individual nominee, write the name of such nominee(s) in the space provided below)

2. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock therein form 15,000,000 to 50,000,000.

        [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

3. To approve the renewal of the Sub-Advisory Agreement with FMC Advisers, Inc.

        [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

4. To approve certain amendments to the 1996 Stock Option Plan, including increasing the number of shares reserved for issuance thereunder from 750,000 to 1,500,000.

        [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

5. To ratify and approve the selection by the Board of Directors of Arthur Andersen LLP as independent public accountants for the Company for the current fiscal year ending December 31, 1998.

        [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

        [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

        MARK HERE       [ ]             MARK HERE        [ ]
        FOR ADDRESS                     IN YOU PLAN
        CHANGE AND                      TO ATTEND
        NOTE AT LEFT                    THE MEETING

                                Dated:                , 1998
                                      ----------------

                                -------------------------------
                                        Signature

                                -------------------------------
                                Signature if held jointly

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.